June 1, 2026 RACK
VanEck Data Center Supply Chain ETF
Summary Prospectus
Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.vaneck.com/us/en/etf-mutual-fund-finder/etfs/documents/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated June 1, 2026, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE
VanEck Data Center Supply Chain ETF (the "Fund") seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MarketVector™ Data Center Supply Chain Index (the “Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a) (b)	0.00%
Total Annual Fund Operating Expenses(b)	0.50%
(a)    “Other Expenses” are based on estimated amounts for the current fiscal year.
(b)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least February 1, 2028.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$51
3	$160
PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund

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Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The Index is a rules-based, modified capitalization-weighted, float-adjusted index intended to replicate the performance of U.S.-listed companies that derive a significant portion of their revenues from activities associated with building, operating, and powering modern data centers (“Data Center Supply Chain Companies”). To be initially eligible for inclusion in the Index, Data Center Supply Chain Companies must generate at least 50% of their revenues from one or more of the following categories: Cloud Networking Solutions; Data Center Supply Chain Services, Equipment, and Storage; Data Center Real Estate; Fabless and Quantum Computing; Nuclear Energy Providers and Generators; and Power Supply Chain.
Cloud Networking Solutions companies may include providers of data center networking hardware and software, including high-speed switching and routing, optical and interconnect technologies, and network operating systems and orchestration tools. Data Center Supply Chain Services, Equipment, and Storage companies may include providers of servers, storage systems, cooling and thermal management, racks and enclosures, uninterruptible power supplies, power management equipment, and data center design, construction, operations, and managed services. Data Center Real Estate companies may include owners, developers, and operators of data centers and digital supply chain real estate, including data center real estate investment trusts ("REITs") and related landlords.
Fabless and Quantum Computing companies may include fabless semiconductor (i.e., those that design, market and/or sell semiconductor chips but do not own or operate their own manufacturing facilities) and computing platform companies whose products are primarily designed for data center workloads (including compute, acceleration, memory, and interconnect) as well as companies developing quantum computing hardware, software, and enabling components. Nuclear Energy Providers and Generators companies may include operators and developers of nuclear generation assets and companies involved in nuclear fuel, services, and equipment. Power Supply Chain companies may include providers of electric grid equipment and services, including transmission and distribution supply chain, transformers, switchgear, power electronics, backup generation, and microgrid solutions.
Companies in the Index may be domiciled outside of the U.S. and may include small-, medium-, and large-capitalization companies, and the Fund may invest in depositary receipts. As of April 30, 2026, the Index included 59 securities of companies with a market capitalization range of between approximately $7.3 billion and $4.85 trillion and a weighted average market capitalization of $405.3 billion.
These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Index is published by MarketVector Indexes GmbH (the “Index Provider”), which is an indirectly wholly owned subsidiary of the Adviser. The Index is reconstituted and rebalanced semiannually.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Index.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act of 1940”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of April 30, 2026, the information technology, industrials and utilities sectors represented significant portions of the Index.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Data Center Supply Chain Companies. The Fund invests primarily in the securities of Data Center Supply Chain Companies and is particularly sensitive to the risks of such companies. These risks include, but are not limited to, aggressive pricing and rapid product obsolescence, consolidation, evolving government regulations, new technologies that may affect demand for data centers, cyclical economic cycles, high capital costs, supply chain disruptions, research and development costs, natural disasters and supplier outages, water supply and climate risk, the availability and price of components, and labor relations. Data Center Supply Chain Companies face intense competition and are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. In addition, tariffs placed on specialized components and/or raw materials used by such companies may increase costs and delay progress associated with research and development. Data Center Supply Chain Companies involved in quantum computing may have limited operating histories and may be more volatile compared to other, larger tech companies.

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Data Center Supply Chain Companies involved in nuclear energy are subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national security considerations (terrorist threats in particular). These regulations and any future regulations may be subject to significant tightening by national and international authorities. Data Center Supply Chain Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Data Center Supply Chain Companies. Data centers increasingly rely on the use of electronic data, which may make them more vulnerable to data security risk. Data centers are potential targets for cyberattacks, which may have a materially adverse impact on the performance of these companies. Data centers that do not implement more advanced access control and security monitoring in response to internal and external threats may be at greater risk of potential breaches or damage to data integrity. Demand for data center supply chain products and services is cyclical and may be adversely affected by reductions in capital expenditure, changes in business cycles, and the emergence of new technologies.
Industrials Sector Risk. The Fund may be sensitive to, and its performance may depend to a greater extent on, the overall condition of the industrials sector. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Information Technology Sector Risk. The Fund may be sensitive to, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. They may face unexpected risks and costs associated with technological developments, such as artificial intelligence and machine learning. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Further, many companies involved in, or exposed to, artificial intelligence-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies. In addition, information technology may face increased government scrutiny and may be subject to adverse government or legal action.
Utilities Sector Risk. The Fund may be sensitive to, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns.
Depositary Receipts Risk. The Fund may invest in depositary receipts (including American Depositary Receipts), which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
REITs Risk. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers or tenants and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986 in order to qualify as REITs. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs.

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Equity REITs that invest in commercial real estate may be adversely affected by conditions in the real estate market, failure of tenants to renew leases and decline in rental values.
Foreign Securities Risk. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, less stringent investor protections and disclosure standards, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities.
Small-Capitalization Companies Risk. Small-capitalization companies may be more volatile and more likely than medium- and large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of medium- and large-capitalization companies.
Medium-Capitalization Companies Risk. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Large-Capitalization Companies Risk. The Fund may invest in large-capitalization companies and, therefore will be subject to certain risks associated with large-capitalization companies. Securities of large-capitalization companies could fall out of favor with the market and underperform securities of small- or medium-capitalization companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market Risk. The prices of securities are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or underperform other investments. An investment may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities and entering into derivatives transactions (if applicable), especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or (if applicable) raising cash to meet redemptions or deploying cash in connection with inflows into the Fund. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value. Conversely, the Fund may generate earnings through its securities lending activities, which may increase the Fund’s return relative to the Index.
Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index provider may rely on various sources of information to assess the criteria of components of the Index, including information that may be based on assumptions and estimates. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time, and the Index provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Index provider’s or others’ errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Index provider’s or others’ errors will be borne by the Fund and its shareholders. Additionally, when the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Index. Therefore, errors and additional ad hoc

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rebalances carried out by the Index provider or its agents to the Index may increase the costs to and the tracking error risk of the Fund.
The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses or to meet redemptions. In addition, the Fund may not invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index. The Fund’s performance may also deviate from the return of the Index for various reasons, including legal restrictions or limitations imposed by the governments of certain countries, certain exchange listing standards (where applicable), a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). To the extent the Fund utilizes depositary receipts, the purchase of depositary receipts may negatively affect the Fund’s ability to track the performance of the Index and increase tracking error, which may be exacerbated if the issuer of the depositary receipt discontinues issuing new depositary receipts or withdraws existing depositary receipts.
The Fund may value certain of its investments, underlying currencies and/or other assets based on fair value prices. To the extent the Fund calculates its net asset value based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any), repatriation or economic sanctions may also increase the index tracking risk. The Fund’s performance may also deviate from the performance of the Index due to the impact of withholding taxes, late announcements relating to changes to the Index and high turnover of the Index. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index. Changes to the composition of the Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of Authorized Participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business, or do not process creation and/or redemption orders, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing. This can be reflected as a spread between the bid-ask prices for the Fund. The Authorized Participant concentration risk may be heightened with respect to certain types of assets or in cases where Authorized Participants have limited or diminished access to the capital required to post collateral.
New Fund Risk. The Fund is a new fund, with a limited or no operating history and a small asset base. There can be no assurance that the Fund will grow to or maintain a viable size. Due to the Fund’s small asset base, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.
No Guarantee of Active Trading Market Risk. There can be no assurance that an active trading market for the Shares will develop or be maintained, as applicable. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its net asset value.
Trading Issues Risk. Trading in shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the relevant exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, unless a specific security/asset is removed from its Index, the Fund generally would not sell such a security/asset because the security’s issuer is in financial trouble. If a specific security/asset is removed from the Fund’s Index, the Fund may be forced to sell such security/asset at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund that invests in a similar asset class, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security/asset prices. The Fund’s Index may not contain the appropriate or a diversified mix of securities and/or assets for any particular economic cycle. The timing of changes in the composition of the Fund’s portfolio in seeking to track its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Additionally, unusual market conditions may cause the Fund’s Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Fund’s Index to vary from its normal or expected composition. This means that, based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

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Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s net asset value, the intraday value of the Fund’s holdings and supply and demand for Shares. Shares may trade above, below, or at their most recent net asset value. Factors including disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), may result in Shares trading at a significant premium or discount to net asset value or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the net asset value or sells Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares. The securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Shares are traded. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the exchange and the resulting premium or discount to the Shares’ net asset value may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings and a shareholder may be unable to sell his or her Shares.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. The Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s net asset value and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk if it is comprised of a limited number of investments.
Index-Related Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to reflect the Index’s allocation to such sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of securities.
Issuer-Specific Changes Risk. The value of individual securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, region, market, industry, sector or asset class. A change in the financial condition, market perception or the credit rating of an issuer of securities included in the Fund may cause the value of its securities to decline.
PERFORMANCE
The Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.vaneck.com.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao, CFA	Portfolio Manager	June 2026
Griffin Driscoll	Deputy Portfolio Manager	June 2026
PURCHASE AND SALE OF FUND SHARES
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than net asset value, Shares of the Fund may trade at a price greater than net asset value (i.e., a “premium”) or less than net asset value (i.e., a “discount”).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, the Fund’s distributions (other than return of capital distributions) are taxable and will generally be taxed as ordinary income or capital gains. Any return of capital will reduce the shareholder's basis in their Fund Shares, reducing any loss or increasing any gain on a subsequent taxable disposition of Shares.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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RACKSUM	(06/2026)